UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2020

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series P	WFC.PRP	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series T	WFC.PRT	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series V	WFC.PRV	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series W	WFC.PRW	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Guarantee of 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities of Wachovia Capital Trust III	WFC/TP	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Article FOURTH of Wells Fargo & Company’s (the “Company”) Restated Certificate of Incorporation, as amended, authorizes the issuance from time to time of shares of Preferred Stock, without par value. On October 27, 2020, the Company filed with the Delaware Secretary of State a Certificate of Designation which, effective upon filing, designated a series of such Preferred Stock as “Non-Cumulative Perpetual Class A Preferred Stock, Series AA,” authorized 46,800 shares of Non-Cumulative Perpetual Class A Preferred Stock, Series AA, without par value and with a liquidation preference amount of $25,000 per share (referred to herein as the “Series AA Preferred Stock”), and set forth the voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Series AA Preferred Stock which are not fixed by the Company’s Restated Certificate of Incorporation. A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On October 27, 2020, the Company also filed corrected certificates of elimination (each, a “Certificate of Elimination”) with respect to the Company’s 8.00% Non-Cumulative Perpetual Class A Preferred Stock, Series J (the “Series J Preferred”), and Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series K (the “Series K Preferred”). Each Certificate of Elimination was effective upon filing and eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations for the Series J Preferred filed with the Delaware Secretary of State on December 30, 2008 and all matters set forth in the Certificate of Designations for the Series K Preferred filed with the Delaware Secretary of State on December 30, 2008. The Certificate Eliminating the Certificate of Designations with respect to the Series J Preferred is filed herewith as Exhibit 3.1 and incorporated herein by reference, and the Certificate Eliminating the Certificate of Designations with respect to the Company’s Series K Preferred is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

On October 28, 2020, the Company sold 46,800,000 Depositary Shares, each Depositary Share representing a 1/1,000th interest in a share of the Company’s Series AA Preferred Stock (the “Depositary Shares”). Exhibits are filed herewith in connection with the Registration Statement on Form S-3, as amended (File No. 333-236148) filed by the Company with the Securities and Exchange Commission. The following documents are being filed with this report on Form 8-K: (i) Underwriting Agreement, dated October 21, 2020, among the Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein; (ii) Certificate of Designation of the Company dated October 27, 2020; (iii) Deposit Agreement dated as of October 28, 2020 among the Company, Equiniti Trust Company, as depositary, and the holders from time to time of Depositary Receipts; (iv) form of Depositary Receipt; and (v) opinions with respect the Series AA Preferred Stock, Deposit Agreement, and Depositary Receipts.

(d)	Exhibits

Exhibit No.	Description	Location

1.1	Underwriting Agreement, dated October 21, 2020, among Wells Fargo & Company and Wells Fargo Securities, LLC, as representative of the several underwriters named therein.	Filed herewith

3.1	Certificate Eliminating the Certificate of Designations with respect to the Company’s Series J Preferred Stock.	Filed herewith

3.2	Certificate Eliminating the Certificate of Designations with respect to the Company’s Series K Preferred Stock.	Filed herewith

4.1	Certificate of Designation of Wells Fargo & Company with respect to the Non-Cumulative Perpetual Class A Preferred Stock, Series AA dated October 27, 2020.	Filed herewith

4.2	Deposit Agreement dated as of October 28, 2020 among Wells Fargo & Company, Equiniti Trust Company, as depositary, and the holders from time to time of Depositary Receipts.	Filed herewith

4.3	Form of Depositary Receipt.	Included as part of Exhibit 4.2

5.1	Opinion of Richards, Layton & Finger, P.A. regarding the Non-Cumulative Perpetual Class A Preferred Stock, Series AA.	Filed herewith

5.2	Opinion of Faegre Drinker Biddle & Reath LLP regarding the Deposit Agreement and the Depositary Receipts.	Filed herewith

23.1	Consent of Richards, Layton & Finger, P.A.	Included as part of Exhibit 5.1

23.2	Consent of Faegre Drinker Biddle & Reath LLP.	Included as part of Exhibit 5.2

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: October 28, 2020	/s/ Le Roy Davis
Le Roy Davis
Senior Vice President and Assistant Treasurer